UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-9824 (Commission File Number)	52-2080478 (I.R.S. Employer Identification No.)

2100 Q Street
Sacramento, CA 95816
(Address of principal executive offices, zip code)
Registrant's telephone number, including area code: (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (l7 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (l7 CFR 240-14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Item 8.01 Entries Into a Material Definitive Agreement.
On May 7, 2008, The McClatchy Company announced an amendment to its previously announced cash tender offer to purchase up to $250 million aggregate principal amount of certain of its outstanding debt securities. The terms and conditions of the tender offer are described in an Offer to Purchase dated April 23, 2008, as amended by a press release dated May 7, 2008 filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description
99.1	McClatchy Announces Preliminary Results and Amendment to Tender Offer for Debit Securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 8, 2008	The McClatchy Company

/s/ Patrick J. Talamantes
Patrick J. Talamantes
Vice President and Chief Financial Officer